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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                Date of Report
                       (Date of earliest event reported)
                                August 31, 2001



                        OAO TECHNOLOGY SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                    000-23173                52-1973990
        (State or Other               (Commission             (IRS Employer
        Jurisdiction of              File Number)          Identification No.)
        Incorporation)


             7500 Greenway Center Drive, Greenbelt, Maryland 20770
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (301) 486-0400


             ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2. Acquisition or Disposition of Assets.

On August 31, 2001, (the "Closing Date") OAO Technology Solutions, Inc., a Delaware corporation (the "Company"), completed its previously announced acquisition of certain assets (the "Acquisition") of EZ-CAP, a division of QuadraMed Corporation (Nasdaq: QMDC), pursuant to the definitive agreement dated August 16, 2001 between QuadraMed and the Company. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Pursuant to the terms of the Agreement, the purchase consideration was $9,000,000 payable by the Company to QuadraMed in connection with the Acquisition which includes (i) cash in the amount of $8,900,000 at closing and an additional $100,000 subject to certain conditions (the "Cash Payment") (ii) The Agreement provides that the Company may make additional cash payments to the Seller not to exceed $5,000,000 over the next 18-months based upon certain performance targets.

This Form 8-K contains statements that are forward-looking statements within the meaning of applicable federal securities laws regarding the consideration paid and payable by the Company for the Acquisition. Such forward-looking statements are based, in part, upon the Company's current expectations and assumptions that are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The financial statements, if required, for EZ-CAP will be filed with the Securities and Exchange Commission (the "Commission") by amendment to this Form 8-K within the time period required for such filing.

     (b)  Pro Forma Financial Information (unaudited).

     The pro forma financial information, if required, for the Company and EZ-CAP will be filed with the Commission by amendment to this Form 8-K within the time period required for such filing.

     (c)  Exhibits.
              2.1* Asset Purchase Agreement, dated August 16, 2001, among the Company, QuadraMed Corporation and affiliates.

             99.1*    Press Release dated August 16, 2001.
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*    Filed herewith.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                   OAO TECHNOLOGY SOLUTIONS, INC.


Date:  September 14, 2001      By: /s/ Gregory A. Pratt
                               --------------------------
                               Gregory A. Pratt,
                               President and Chief Executive Officer


Date:  September 14, 2001      By: /s/ J. Jeffrey Fox
                               ----------------------
                               J. Jeffrey Fox,
                               Senior Vice President of
                               Finance and Chief Financial Officer


        ______________________________________________________________
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                                 Exhibit Index

Exhibit
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2.1*   Asset Purchase Agreement, dated August 16, 2001, among the Company,
       QuadraMed Corporation and affiliates.

99.1*  Press Release dated August 16, 2001.

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*    Filed herewith.